UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2021

Date of reporting period: April 30, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

iShares, Inc.

•	iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca
•	iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	28.85%	45.98%
U.S. small cap equities (Russell 2000® Index)	48.06	74.91
International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88
Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended April 30, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 45.75% in U.S. dollar terms for the reporting period.

The reporting period began amid significant uncertainty surrounding the coronavirus pandemic. However, stocks continued to recover from the multi-year low reached in March 2020, as governments took measures to adapt to the economic and public health impact of COVID-19. In November 2020, news that several vaccines under development showed high effectiveness rates further boosted equities. Optimism about the global economic growth outlook and the beginning of vaccination programs led to further advances, and stocks surpassed pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment was elevated, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals received direct stimulus payments and Congress eased rules around loans to businesses that kept employees on payroll. As lockdowns eased, unemployment began to decline, decreasing significantly between May 2020 and December 2020. The economy rebounded, with growth resuming in the third quarter of 2020, although unemployment remained well above pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world returned to growth. The continent also had a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021. This resurgence prompted the return of some restrictions, and the economy contracted again in the first quarter of 2021.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied significantly by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period, particularly in India. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Asia/Pacific Dividend ETF

Investment Objective

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets, as represented by the Dow Jones Asia/Pacific Select Dividend 50 IndexTM (the “Index”) (formerly the Dow Jones Asia/Pacific Select Dividend 30 IndexTM). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	32.93%	3.93%	2.63%	32.93%	21.25%	26.88%
Fund Market	35.03	4.08	2.62	35.03	22.16	26.79
Index	32.99	4.30	2.95	32.99	23.44	30.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,293.50	$ 2.79		$ 1,000.00	$ 1,022.40	$ 2.46		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued)	iShares® Asia/Pacific Dividend ETF

Portfolio Management Commentary

Asia-Pacific dividend stocks advanced for the reporting period, as economies recovered from a global recession due to the pandemic. Early coronavirus containment efforts and exposure to the global electronics trade helped speed recovery, as demand for technology and products to support at-home work, study, and entertainment bolstered exports. Economic growth accelerated as exports and consumer spending improved, and many companies resumed or increased dividends in 2021, fueling optimism for further economic and dividend growth.

Stocks in Australia contributed the most to the Index’s return. Effective containment of the coronavirus, stimulus efforts, and rising real estate values drove an economic recovery and boosted consumer and business sentiment. Bank stocks advanced as low interest rates and a strong housing market drove loan volumes higher, while lower-than-expected deferrals reduced provisioning costs. Expectations for strong profits and dividend growth bolstered banking stocks as the government loosened payout limits. A large bank raised its dividend in February 2021, lifting hopes for the entire industry. Metals and mining stocks drove significant contribution from the materials sector, as prices for iron ore — a key Australian export and steelmaking ingredient — reached multiyear highs amid surging Chinese demand. Rising prices for copper and other metals led to record dividend payouts.

Hong Kong stocks also advanced, as record exports helped the economy rebound from lengthy slowdowns due to social unrest and pandemic-related restrictions. Real estate stocks gained despite low rents and reduced occupancy amid cost-cutting by global businesses, especially in the office segment. Retail activity in mainland China rebounded before Hong Kong, supporting companies with a significant mainland presence, and local activity drove improved retail occupancy levels late in the reporting period as vaccination distribution progressed. Signs of recovery for residential and luxury properties and strong profits from mainland projects bolstered the real estate sector.

Japanese stocks further aided the Index’s performance as the economy recovered. Materials and industrials sector stocks advanced amid a rebound in exports. Strong demand for chemicals and rising commodities prices bolstered profits for trading companies, notably those with overseas investments in high-demand metals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	27.3%
Real Estate	21.1
Utilities	12.6
Materials	10.9
Industrials	10.1
Communication Services	7.3
Consumer Discretionary	4.6
Information Technology	4.5
Energy	1.6

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	36.9%
Hong Kong	36.5
Australia	18.3
Singapore	3.3
New Zealand	2.5
China	2.5

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Emerging Markets Dividend ETF

Investment Objective

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	35.51%	9.09%	1.51%	35.51%	54.51%	14.81%
Fund Market	37.44	9.06	1.49	37.44	54.26	14.51
Index	35.44	9.39	1.57	35.44	56.63	15.35

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,357.50	$ 2.92		$ 1,000.00	$ 1,022.30	$ 2.51		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	iShares® Emerging Markets Dividend ETF

Portfolio Management Commentary

Emerging markets stocks with relatively high dividends advanced during the reporting period, as demand for manufactured goods and commodities rose. Government spending and stimulus efforts, higher commodities prices, and increasing demand from China supported stocks and economic growth. Inflows from foreign investors also benefited emerging market stocks. While some firms suspended, reduced, or eliminated dividends after the spread of the coronavirus, emerging market dividends were more resilient than their global peers.

Russian stocks contributed the most to the Index’s return, as the economy recovered from a relatively light contraction, supported by vaccinations, slowing COVID-19 cases, and higher oil prices. Metals and mining stocks were leading contributors, as steel producers benefited from higher steel prices due to demand from China. Russian steel companies’ low-cost structure and exports provided profit resilience earlier in the reporting period when prices were low. Steel production rose and companies announced plans for further increases.

South African stocks contributed to the Index’s performance, supported by investor inflows, low interest rates, and accommodative global monetary and fiscal policy. Bank stocks, hampered by higher loss provisions amid pandemic-related restrictions, benefited from reopening and stimulus. Retailing stocks advanced amid positive sales trends and optimism surrounding new business ventures. Communication services stocks gained amid higher data use and demand for digital financial services.

Taiwanese stocks were solid contributors to the Index’s return, as exposure to the global electronics trade helped speed economic recovery and manufacturing activity broadly improved. Information technology stocks advanced as remote work and school drove purchases of personal computers and peripherals, driving earnings growth for hardware manufacturers. Rising demand for semiconductors led to a shortage and boosted margins and profits for chip makers. Expectations for strong dividend payments also supported Taiwanese stocks.

Chinese stocks were notable contributors to the Index’s performance. The economy rebounded quickly from the COVID-19 outbreak amid increasing industrial activity, and industrials stocks led the advance. Chinese dividend payments rose overall in 2020, as most companies upheld payouts from 2019 profits, and many later expanded dividends.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	16.1%
Energy	13.2
Materials	12.8
Real Estate	12.4
Utilities	12.2
Communication Services	8.1
Industrials	8.1
Information Technology	7.0
Consumer Staples	5.1
Consumer Discretionary	5.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	24.4%
Russia	20.5
Taiwan	12.5
Brazil	11.6
Thailand	7.4
South Africa	5.9
Indonesia	4.6
Malaysia	2.9
United Arab Emirates	2.9
India	2.7

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments April 30, 2021	iShares® Asia/Pacific Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 18.1%
AusNet Services	799,622	$1,170,481
Fortescue Metals Group Ltd.	117,219	2,045,430
JB Hi-Fi Ltd.	30,336	1,084,481
Magellan Financial Group Ltd.	27,240	1,020,515
Mineral Resources Ltd.	28,513	1,051,688
Perpetual Ltd.	31,704	848,570
Rio Tinto Ltd.	9,810	918,043

		8,139,208

China — 2.4%
Gemdale Properties & Investment Corp. Ltd.	7,882,000	1,106,160

Hong Kong — 36.1%
BOC Hong Kong Holdings Ltd.	272,500	961,329
CK Asset Holdings Ltd.	126,000	790,861
CK Hutchison Holdings Ltd.	112,500	922,671
CK Infrastructure Holdings Ltd.	167,000	1,023,478
Haitong International Securities Group Ltd.	2,275,000	717,633
Hang Seng Bank Ltd.(a)	33,900	665,617
Henderson Land Development Co. Ltd.	219,000	974,198
Hongkong Land Holdings Ltd.	155,800	771,210
Hysan Development Co. Ltd.	186,000	700,477
Kerry Properties Ltd.	321,500	1,084,520
New World Development Co. Ltd.	181,250	959,124
PCCW Ltd.	2,241,000	1,298,403
Power Assets Holdings Ltd.	203,500	1,251,103
Sino Land Co. Ltd.	576,000	855,822
Sun Hung Kai Properties Ltd.	46,500	702,273
Swire Pacific Ltd., Class A	105,500	853,715
Swire Properties Ltd.	199,800	596,813
VTech Holdings Ltd.	124,200	1,139,362

		16,268,609

Japan — 36.5%
Asahi Holdings Inc.	41,800	848,199
Electric Power Development Co. Ltd.	44,400	709,230
Fukuoka Financial Group Inc.	40,700	692,576
Haseko Corp.	71,500	958,305
Idemitsu Kosan Co. Ltd.	28,900	691,929
Kansai Electric Power Co. Inc. (The)	77,600	768,155
Kumagai Gumi Co. Ltd.	27,300	759,270
Mebuki Financial Group Inc.	370,400	806,507
Mitsubishi Corp.	27,600	762,563
Mitsubishi HC Capital Inc.	133,500	764,567
Mitsubishi UFJ Financial Group Inc.	147,400	779,445
Mizuho Financial Group Inc.	58,770	825,323

Security	Shares	Value

Japan (continued)
MS&AD Insurance Group Holdings Inc.	30,400	$860,784
Oki Electric Industry Co. Ltd.	82,900	875,985
ORIX Corp.	44,500	715,509
Resona Holdings Inc.	210,800	865,918
Sojitz Corp.	228,400	681,199
Sumitomo Corp.	55,200	751,453
Sumitomo Mitsui Financial Group Inc.	25,000	869,585
Sumitomo Mitsui Trust Holdings Inc.	21,800	741,924
Tohoku Electric Power Co. Inc.	79,300	698,650

		16,427,076

New Zealand — 2.5%
Spark New Zealand Ltd.	354,363	1,118,724

Singapore — 3.3%
BOC Aviation Ltd.(a)(b)	68,100	614,639
Singapore Telecommunications Ltd.	455,900	856,697

		1,471,336

Total Common Stocks — 98.9% (Cost: $42,405,879)		44,531,113

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	677,653	677,992
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	10,000	10,000

		687,992

Total Short-Term Investments — 1.5% (Cost: $688,056)		687,992

Total Investments in Securities — 100.4% (Cost: $43,093,935)		45,219,105

Other Assets, Less Liabilities — (0.4)%		(191,898)

Net Assets — 100.0%		$45,027,207

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Asia/Pacific Dividend ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$500,138	$178,433	(a)	$—	$(388)	$(191)	$677,992	677,653	$16,344	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	—		—	—	—	10,000	10,000	25		—

					$(388)	$(191)	$687,992		$16,369		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SGX MSCI Singapore Index	10	05/28/21	$272	$(222)
TOPIX Index	12	06/10/21	209	(7,950)

				$(8,172)

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$8,172

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$51,505

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(10,892)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$165,808

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2021	iShares® Asia/Pacific Dividend ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$44,531,113	$—	$—	$44,531,113
Money Market Funds	687,992	—	—	687,992

	$45,219,105	$—	$—	$45,219,105

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(8,172)	$—	$—	$(8,172)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.1%
AES Brasil Energia SA	3,225,918	$8,164,021
BB Seguridade Participacoes SA	1,655,501	6,813,942
CCR SA	2,777,641	6,164,287
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,422,331	10,505,958
Telefonica Brasil SA	1,331,793	10,604,757
Transmissora Alianca de Energia Eletrica SA	2,259,044	17,405,288

		59,658,253

China — 24.1%
Agile Group Holdings Ltd.	5,538,000	8,684,710
Agricultural Bank of China Ltd., Class H	15,861,000	6,167,265
Atlas Corp.	236,434	3,258,061
Bank of China Ltd., Class H	19,033,000	7,572,178
BBMG Corp., Class H	36,604,000	7,540,560
China Aoyuan Group Ltd.	8,190,000	8,520,211
China Construction Bank Corp., Class H	6,240,000	4,940,999
China Merchants Port Holdings Co. Ltd.	3,846,000	6,169,961
China Minsheng Banking Corp. Ltd., Class H	13,333,000	6,849,452
China Petroleum & Chemical Corp., Class H	8,858,000	4,413,689
China Power International Development Ltd.	36,330,999	8,326,307
China Sanjiang Fine Chemicals Co. Ltd.	16,915,000	7,949,136
China Shenhua Energy Co. Ltd., Class H	4,668,500	9,737,500
Chongqing Rural Commercial Bank Co. Ltd., Class H	15,149,000	6,436,548
CP Pokphand Co. Ltd.	89,522,000	11,295,642
Guangzhou R&F Properties Co. Ltd., Class H	9,080,400	11,621,079
Industrial & Commercial Bank of China Ltd., Class H	7,342,000	4,783,216
Lonking Holdings Ltd.	22,890,000	9,725,564
PICC Property & Casualty Co. Ltd., Class H	9,578,000	9,409,238
Poly Property Group Co. Ltd.	27,025,000	7,724,560
Shenzhen Investment Ltd.	17,230,000	6,322,447
Sinopec Engineering Group Co. Ltd., Class H	16,235,500	10,054,624
Sinopec Shanghai Petrochemical Co. Ltd., Class H	26,494,000	6,583,547
Times China Holdings Ltd.(a)	4,922,000	7,021,606
Yanzhou Coal Mining Co. Ltd., Class H	7,728,000	9,223,631
Yuzhou Group Holdings Co. Ltd.	26,095,000	7,257,151
Zhejiang Expressway Co. Ltd., Class H	6,118,000	5,324,897

		202,913,779

Czech Republic — 1.1%
CEZ AS	348,166	9,712,749

India — 2.7%
Coal India Ltd.	5,186,608	9,316,253
Oil India Ltd.	2,910,810	4,798,136
REC Ltd.	5,118,276	8,851,479

		22,965,868

Indonesia — 4.5%
Adaro Energy Tbk PT	149,468,500	12,882,539
Bukit Asam Tbk PT	87,229,000	14,311,716
Hanjaya Mandala Sampoerna Tbk PT	120,674,300	11,027,350

		38,221,605

Malaysia — 2.9%
British American Tobacco Malaysia Bhd(a)	2,788,800	9,762,570
Genting Malaysia Bhd	8,700,500	6,116,942
Malayan Banking Bhd	4,089,500	8,216,137

		24,095,649

Philippines — 0.9%
PLDT Inc.	285,965	7,578,221

Security	Shares	Value

Qatar — 0.6%
Barwa Real Estate Co.	5,832,334	$5,090,123

Russia — 17.8%
Federal Grid Co. Unified Energy System PJSC	3,880,590,387	11,004,515
Globaltrans Investment PLC(b)	2,887,192	17,958,334
LUKOIL PJSC	111,355	8,597,516
Magnit PJSC	154,820	10,545,938
Magnitogorsk Iron & Steel Works PJSC	13,124,521	11,394,499
MMC Norilsk Nickel PJSC	21,175	7,237,315
Mobile TeleSystems PJSC, ADR	1,216,822	10,306,482
Moscow Exchange MICEX-RTS PJSC	2,632,240	6,204,375
Novolipetsk Steel PJSC, GDR	302,664	10,635,613
PhosAgro PJSC, GDR	482,925	8,871,332
Rostelecom PJSC	4,175,697	5,772,739
Sberbank of Russia PJSC	2,369,045	9,394,610
Severstal PAO	620,448	14,662,411
Tatneft PJSC	1,039,445	7,022,281
Unipro PJSC	261,347,391	9,997,699

		149,605,659

South Africa — 5.9%
Coronation Fund Managers Ltd.	2,838,212	10,805,063
Exxaro Resources Ltd.	786,399	8,266,472
Kumba Iron Ore Ltd.	309,339	14,037,370
MTN Group Ltd.(c)	958,543	6,053,538
Nedbank Group Ltd.	272,697	2,779,320
Truworths International Ltd.	2,253,474	7,476,113

		49,417,876

Taiwan — 12.4%
Asustek Computer Inc.	524,000	7,053,449
Chong Hong Construction Co. Ltd.	3,258,000	9,680,808
Far EasTone Telecommunications Co. Ltd.	2,015,000	4,696,112
Formosa Taffeta Co. Ltd.	9,414,000	11,155,386
Huaku Development Co. Ltd.	3,346,000	11,355,773
Inventec Corp.	7,292,475	7,088,057
Merry Electronics Co. Ltd.	1,002,943	4,542,022
Radiant Opto-Electronics Corp.	1,990,000	9,154,584
Simplo Technology Co. Ltd.	398,600	5,351,197
Supreme Electronics Co. Ltd.	6,515,000	9,795,940
Systex Corp.	2,413,000	7,921,530
Taiwan Cement Corp.	4,700,884	8,767,983
WPG Holdings Ltd.	4,142,280	7,637,111

		104,199,952

Thailand — 7.3%
Jasmine International PCL, NVDR(a)	113,908,400	10,608,892
Kiatnakin Phatra Bank PCL, NVDR	2,392,100	4,474,984
Land & Houses PCL, NVDR	30,446,900	8,458,151
Quality Houses PCL, NVDR	84,470,300	6,456,502
Thanachart Capital PCL, NVDR	10,444,700	11,908,048
Tisco Financial Group PCL, NVDR	2,739,100	8,137,029
Total Access Communication PCL, NVDR(a)	11,208,300	11,788,738

		61,832,344

Turkey — 0.8%
Tofas Turk Otomobil Fabrikasi AS	1,820,545	6,551,503

United Arab Emirates — 2.8%
Abu Dhabi Commercial Bank PJSC	3,194,951	5,453,723
Aldar Properties PJSC	4,932,893	4,713,789
Dubai Investments PJSC	20,743,692	8,696,973

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2021	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Arab Emirates (continued)
Dubai Islamic Bank PJSC	4,146,381	$5,023,317

		23,887,802

United Kingdom — 1.1%
Evraz PLC	1,013,988	9,018,767

Total Common Stocks — 92.0% (Cost: $706,601,707)		774,750,150

Preferred Stocks

Brazil — 4.4%
Cia. de Transmissao de Energia Eletrica Paulista, Preference Shares, NVS	3,309,123	16,468,609
Cia. Energetica de Minas Gerais, Preference Shares, NVS	3,192,554	8,144,315
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	2,672,719	12,463,903

		37,076,827

Russia — 2.5%
Bashneft PJSC, Preference Shares, NVS	712,998	11,201,694
Transneft PJSC, Preference Shares, NVS	5,272	9,957,471

		21,159,165

Total Preferred Stocks — 6.9% (Cost: $60,610,647)		58,235,992

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(d)(e)(f)	9,622,565	$9,627,376
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,090,000	1,090,000

		10,717,376

Total Short-Term Investments — 1.3% (Cost: $10,714,088)		10,717,376

Total Investments in Securities — 100.2% (Cost: $777,926,442)		843,703,518

Other Assets, Less Liabilities — (0.2)%		(1,718,452)

Net Assets — 100.0%		$841,985,066

(a)	All or a portion of this security is on loan.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$6,598,246	$3,036,517	(a)	$—	$(2,030)	$(5,357)	$9,627,376	9,622,565	$152,252	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	800,000	290,000	(a)	—	—	—	1,090,000	1,090,000	1,264		—

					$(2,030)	$(5,357)	$10,717,376		$153,516		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	235	06/18/21	$15,705	$(17,256)

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Emerging Markets Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$17,256

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,936,077

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(88,775)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,218,561

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$774,750,150	$—	$—	$774,750,150
Preferred Stocks	58,235,992	—	—	58,235,992
Money Market Funds	10,717,376	—	—	10,717,376

	$843,703,518	$—	$—	$843,703,518

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(17,256)	$—	$—	$(17,256)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statements of Assets and Liabilities

April 30, 2021

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$44,531,113	$832,986,142
Affiliated(c)	687,992	10,717,376
Cash	8,668	1,041,531
Foreign currency, at value(d)	83,117	228,841
Cash pledged:
Futures contracts	—	486,000
Foreign currency collateral pledged:
Futures contracts(e)	22,853	—
Receivables:
Investments sold	—	27,673,907
Securities lending income — Affiliated	146	47,652
Dividends	390,822	7,539,943
Tax reclaims	—	13,745

Total assets	45,724,711	880,735,137

LIABILITIES
Collateral on securities loaned, at value	678,458	9,618,669
Deferred foreign capital gain tax	—	55,336
Payables:
Investments purchased	—	28,580,556
Variation margin on futures contracts	874	149,150
Investment advisory fees	18,172	336,245
Professional fees	—	10,115

Total liabilities	697,504	38,750,071

NET ASSETS	$45,027,207	$841,985,066

NET ASSETS CONSIST OF:
Paid-in capital	$59,495,046	$948,971,785
Accumulated loss	(14,467,839)	(106,986,719)

NET ASSETS	$45,027,207	$841,985,066

Shares outstanding	1,100,000	21,250,000

Net asset value	$40.93	$39.62

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Securities loaned, at value	$645,839	$9,082,137
(b) Investments, at cost — Unaffiliated	$42,405,879	$767,212,354
(c) Investments, at cost — Affiliated	$688,056	$10,714,088
(d) Foreign currency, at cost	$83,306	$227,756
(e) Foreign currency collateral pledged, at cost	$22,654	$—

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2021

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,635,623	$44,788,301
Dividends — Affiliated	25	1,264
Securities lending income — Affiliated — net	16,344	152,252
Foreign taxes withheld	(57,174)	(4,091,714)
Foreign withholding tax claims	—	101,149

Total investment income	1,594,818	40,951,252

EXPENSES
Investment advisory fees	145,181	3,283,541
Commitment fees	—	10,070
Professional fees	—	10,115
Miscellaneous	437	437
Interest expense	—	11,937

Total expenses	145,618	3,316,100

Less:
Investment advisory fees waived	(94)	—

Total expenses after fees waived	145,524	3,316,100

Net investment income	1,449,294	37,635,152

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(7,101,294)	(53,633,788)
Investments — Affiliated	(388)	(2,030)
In-kind redemptions — Unaffiliated	(301,918)	814,729
Futures contracts	51,505	1,936,077
Foreign currency transactions	(328)	(79,958)

Net realized loss	(7,352,423)	(50,964,970)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	13,809,189	204,297,245
Investments — Affiliated	(191)	(5,357)
Futures contracts	(10,892)	(88,775)
Foreign currency translations	1,783	123,073

Net change in unrealized appreciation (depreciation)	13,799,889	204,326,186

Net realized and unrealized gain	6,447,466	153,361,216

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,896,760	$190,996,368

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$40,213
(b) Net of increase in deferred foreign capital gain tax of	$—	$(55,336)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,449,294	$1,574,548	$37,635,152	$37,065,994
Net realized loss	(7,352,423)	(997,362)	(50,964,970)	(35,045,259)
Net change in unrealized appreciation (depreciation)	13,799,889	(8,316,203)	204,326,186	(143,265,755)

Net increase (decrease) in net assets resulting from operations	7,896,760	(7,739,017)	190,996,368	(141,245,020)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,205,054)	(1,666,082)	(36,483,407)	(40,233,946)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	14,297,841	620,168	102,187,925	195,328,572

NET ASSETS
Total increase (decrease) in net assets	20,989,547	(8,784,931)	256,700,886	13,849,606
Beginning of year	24,037,660	32,822,591	585,284,180	571,434,574

End of year	$45,027,207	$24,037,660	$841,985,066	$585,284,180

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Asia/Pacific Dividend ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$32.05	$43.76	$46.83	$48.14	$43.26

Net investment income(a)	1.80	2.05	2.49	2.30	2.46
Net realized and unrealized gain (loss)(b)	8.51	(11.57)	(2.96)	(1.21)	4.38

Net increase (decrease) from investment operations	10.31	(9.52)	(0.47)	1.09	6.84

Distributions(c)
From net investment income	(1.43)	(2.19)	(2.60)	(2.40)	(1.96)

Total distributions	(1.43)	(2.19)	(2.60)	(2.40)	(1.96)

Net asset value, end of year	$40.93	$32.05	$43.76	$46.83	$48.14

Total Return
Based on net asset value	32.93%	(22.50)%	(0.83)%	2.19%	16.13%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%

Total expenses after fees waived	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	4.89%	4.99%	5.65%	4.72%	5.38%

Supplemental Data
Net assets, end of year (000)	$45,027	$24,038	$32,823	$39,803	$45,730

Portfolio turnover rate(d)	130%	5%	46%	21%	37%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF
	Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$30.97		$40.67	$41.91	$39.86	$33.87

Net investment income(a)	1.94		2.25	2.31	1.86	1.52
Net realized and unrealized gain (loss)(b)	8.62		(9.42)	(1.33)	2.24	6.06

Net increase (decrease) from investment operations	10.56		(7.17)	0.98	4.10	7.58

Distributions(c)
From net investment income	(1.91)		(2.53)	(2.22)	(2.05)	(1.59)

Total distributions	(1.91)		(2.53)	(2.22)	(2.05)	(1.59)

Net asset value, end of year	$39.62		$30.97	$40.67	$41.91	$39.86

Total Return
Based on net asset value	35.51%		(18.44)%	2.68%	10.50%	23.22%

Ratios to Average Net Assets
Total expenses	0.49%		0.49%	0.49%	0.49%	0.52%

Total expenses after fees waived	0.49%		0.49%	0.49%	0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%		N/A	N/A	N/A	N/A

Net investment income	5.62	%(d)	6.00%	5.79%	4.42%	4.23%

Supplemental Data
Net assets, end of year (000)	$841,985		$585,284	$571,435	$456,817	$298,932

Portfolio turnover rate(e)	107%		15%	69%	55%	68%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30, 2021:

• Ratio of net investment income to average net assets by 0.02%.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Asia/Pacific Dividend	Diversified
Emerging Markets Dividend	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Asia/Pacific Dividend
Morgan Stanley & Co. LLC	$645,839	$645,839		$—	$—

Emerging Markets Dividend
Credit Suisse Securities (USA) LLC	$204,897	$204,897		$—	$—
Goldman Sachs & Co.	142,239	142,239		—	—
HSBC BANK PLC	114,113	114,113		—	—
JPMorgan Securities LLC	3,468,958	3,468,958		—	—
Macquarie Bank Limited	14,003	14,003		—	—
Morgan Stanley & Co. LLC	5,137,927	5,137,927		—	—

	$9,082,137	$9,082,137		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Asia/Pacific Dividend	0.49%
Emerging Markets Dividend	0.49

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses). Effective September 30, 2020, for the iShares Asia/Pacific Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through August 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds. From the period June 22, 2020 to September 30, 2020, this waiver was voluntary.

For the iShares Emerging Markets Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through August 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended April 30, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Asia/Pacific Dividend	$94

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Asia/Pacific Dividend	$3,882
Emerging Markets Dividend	36,540

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Asia/Pacific Dividend	$3,980,019	$5,533,686	$(694,843)
Emerging Markets Dividend	8,278,221	1,595,735	(223,094)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Asia/Pacific Dividend	$45,063,763	$38,175,184
Emerging Markets Dividend	777,039,643	706,949,399

For the year ended April 30, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Asia/Pacific Dividend	$9,006,069	$1,694,973
Emerging Markets Dividend	87,765,840	58,094,180

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Asia/Pacific Dividend	$(492,042)	$492,042
Emerging Markets Dividend	(5,197,585)	5,197,585

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/21	Year Ended 04/30/20
Asia/Pacific Dividend
Ordinary income	$1,205,054	$1,666,082

Emerging Markets Dividend
Ordinary income	$36,483,407	$40,233,946

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

As of April 30, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Asia/Pacific Dividend	$349,338	$(16,420,818)	$1,603,641		$(14,467,839)
Emerging Markets Dividend	6,560,379	(158,058,963)	44,511,865		(106,986,719)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia/Pacific Dividend	$43,610,401	$3,304,410	$(1,703,878)	$1,600,532
Emerging Markets Dividend	799,172,045	83,617,256	(39,085,783)	44,531,473

9.	LINE OF CREDIT

The iShares Emerging Markets Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

For the year ended April 30, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Emerging Markets Dividend	$22,000,000	$1,010,947	1.16%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/21		Year Ended 04/30/20
iShares ETF	Shares	Amount	Shares	Amount

Asia/Pacific Dividend
Shares sold	400,000	$16,012,813	50,000	$2,190,271
Shares redeemed	(50,000)	(1,714,972)	(50,000)	(1,570,103)

Net increase	350,000	$14,297,841	—	$620,168

Emerging Markets Dividend
Shares sold	5,700,000	$204,176,846	5,800,000	$226,914,488
Shares redeemed	(3,350,000)	(101,988,921)	(950,000)	(31,585,916)

Net increase	2,350,000	$102,187,925	4,850,000	$195,328,572

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	29

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Dividend Income
Asia/Pacific Dividend	$866,739
Emerging Markets Dividend	26,184,728

For the fiscal year ended April 30, 2021, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia/Pacific Dividend	$1,635,676	$23,963
Emerging Markets Dividend	44,937,451	4,065,777

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares, Inc. (the “Company”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (the “Funds” or “ETFs”), each a series of the Company, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Company, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	31

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets Dividend(a)	$1.868558	$—	$0.040682	$1.909240	98%	—%	2%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of April 30, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	33

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (65)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-407-0421

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the two series of the registrant for which the fiscal year-end is April 30, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $31,200 for the fiscal year ended April 30, 2020 and $31,200 for the fiscal year ended April 30, 2021.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2020 and April 30, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $7,562 for the fiscal year ended April 30, 2020 and $19,400 for the fiscal year ended April 30, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2020 and April 30, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $7,562 for the fiscal year ended April 30, 2020 and $19,400 for the fiscal year ended April 30, 2021.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: July 02, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: July 02, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: July 02, 2021